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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



       Date of Report (Date of earliest event reported): September 21, 2000
                                                         ------------------

                              CONCORD CAMERA CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)



       New Jersey                                   13-3152196
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(State or other jurisdiction                   (I.R.S. Employer
 of incorporation or organization)             Identification No.)


                                    0-17038
                            ------------------------
                            (Commission File Number)


4000 Hollywood Blvd, Suite 650N
Hollywood, Florida                                33021
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(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (954) 331-4200
                                                   ---------------


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Item 7.  Financial Statements and Exhibits
------------------------------------------


The following exhibits are filed as part of this report:



Exhibit No.

10.17.1                    Letter agreements relating to and amending
                           exhibit 10.17 to Annual Report on Form 10-K for fiscal year ended July 1, 2000.














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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 20, 2000

                                       CONCORD CAMERA CORP.
                                       -------------------
                                       (Registrant)



                                       By: /s/ Harlan I. Press
                                           -----------------------------
                                           Name:  HARLAN I. PRESS
                                           Title: Vice President and
                                                  Treasurer





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                                  EXHIBIT INDEX


Exhibit                                                             Page
  No.             Description                                        No.
-------           -----------                                      -----

10.17.1           Letter agreements relating to and amending          5
                  exhibit 10.17 to Annual Report on Form 10-K for fiscal year ended July 1, 2000.











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